SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "SECOND AMENDMENT") is made as of this 18TH day of February, 1998, by and between VICORP RESTAURANTS, INC., A Colorado corporation ("SELLER"), and SHELLS SEAFOOD RESTAURANTS, INC., a Delaware corporation ("BUYER").

                                   BACKGROUND

     Seller and Buyer entered into that certain Purchase and Sale Agreement dated October 22, 1997 for the purchase and sale of certain property (the "PROPERTY") as described therein; thereafter amended by that certain First Amendment to Purchase and Sale Agreement dated December 23, 1997 (collectively, the "CONTRACT"). Seller and Buyer desire to extend the Closing Date stated in the Contract.

                                    AGREEMENT

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/lOOths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PERMITS AND APPROVALS. Anything to the contrary contained in the Contract notwithstanding, Seller and Buyer agree that the deadline by which Buyer shall obtain, or waive the contingency for, Buyer's receipt of the required Permits and Approvals as set forth in Section 4.2 of the Contract shall be and as hereby extended until on or before February 23, 1998.

         2. FINANCING. Anything to the contrary contained in the Contract notwithstanding, Seller and Buyer agree that the deadline by which Buyer shall obtain, or waive the contingency for Buyer's receipt of, its financing as set forth in Section 4.3 of the Contract shall be and is hereby extended until on or before February 23, 1998.

         3. TIME AND PLACE OF CLOSING. Anything to the contrary contained in the Contract notwithstanding, Seller and Buyer agree that the Closing Date shall be on or before February 25, 1998.

         4. OTHER MODIFICATIONS. Except as modified herein, all other terms, conditions and covenants of the Contract shall remain the same and in full force and effect.
                         (SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed as of the day and year first above-written.

Signed, sealed and delivered
in the presence of:

                                            VICORP RESTAURANTS, INC., a Colorado
                                            corporation
/s/ STANLEY ERECKSON, JR.
---------------------------------
Print Name: Stanley Ereckson, Jr.           By: /s/ KENNETH H. CARD
          -----------------------             ---------------------------------
                                            Name: Kenneth H. Card
/s/ GARY F. BURKE                                ------------------------------
---------------------------------           Title: VICE PRESIDENT/REAL ESTATE
Print Name: Gary F. Burke                   "SELLER"
           ----------------------
                                            SHELLS RESTAURANTS, INC., a Delaware
                                            corporation

/s/ MAE SMITH
---------------------------------
Print Name: Mae Smith                       By: /s/ WARREN R. NELSON
           ----------------------              --------------------------------
                                            Name: Warren R. Nelson
/s/ PATTY MEW                                    ------------------------------
---------------------------------           Title: Vice President, CFO
Print Name: Patty Mew                             -----------------------------
           ----------------------
                                            "BUYER"
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